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                                                                  EXHIBIT 10(x)






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                                A. SCHULMAN, INC.
                                   AS BORROWER



                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                    AS BANKS


                                       AND



                          KEYBANK NATIONAL ASSOCIATION
                                    AS AGENT






                              ---------------------

                                 AMENDMENT NO. 2
                                   DATED AS OF
                                 AUGUST 14, 1997

                                       TO

                                CREDIT AGREEMENT
                                   DATED AS OF
                                 MARCH 13, 1995
                              ---------------------


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                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of August 14, 1997, among A. SCHULMAN, INC., a Delaware corporation( herein, together with its successors and assigns, the "BORROWER"); the financial institutions listed on the signature pages hereof (the "BANKS"); and KEYBANK NATIONAL ASSOCIATION, a national banking association which is successor by merger to Society National Bank, as Agent for the Banks under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower entered into the Credit Agreement, dated as of March 13, 1995, and the First Amendment to Credit Agreement, dated as of February 26, 1996 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) It is contemplated that on the Effective Date (as hereinafter defined), (i) two of the Banks named in the Credit Agreement will assign their entire outstanding Loans and Commitments under the Credit Agreement to one or more of the other Banks party to the Credit Agreement, and will thereafter have no further obligations under the Credit Agreement, (ii) certain additional financial institutions will become parties to the Credit Agreement as Banks, and
(iii) the Commitments of the Banks will be revised and the aggregate Commitments increased from $75,000,000 to $100,000,000.

         (3) In connection with the foregoing, the Borrower has requested the Banks and the Agent to amend certain of the provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS.

         1.1. COMMITMENT AMOUNTS. Effective on the Effective Date, (i) Annex A to the Credit Agreement is amended to read in its entirety as set forth in Annex A hereto; and (ii) the phrase "Seventy-Five Million Dollars ($75,000,000)", which appears in Section 2.1.A of the Credit Agreement, is changed to "One Hundred Million Dollars ($100,000,000)".

         1.2. EXTENSION OF MATURITY. Effective on the Effective Date, the date "February 28, 2001", which appears in the definition of the term Termination Date in Article I of the Credit Agreement and again in the fourth paragraph of
Section 2.1.A of the Credit Agreement, is changed to "August 14, 2002" in both such instances.

         1.3. PRICING. Effective on the Effective Date,

                  (I) LIBOR MARGIN: the phrase "one-quarter of one percent (1/4 of 1%)", which appears in the definition of the term Libor Margin in
         Article I of the Credit Agreement, is changed to "Seventeen and one-half basis points (17.5 basis points)";

                  (II) RACD MARGIN: the phrase "three-eighths percent (3/8 of 1%)", which appears in the definition of the term RACD Margin in
         Article I of the Credit Agreement, is changed to "Thirty basis points (30.0 basis points)"; and

                  (III) FACILITY FEE: the phrase "one-eighth percent (1/8 of 1%)", which appears in Section 2.5 of the Credit Agreement, is changed to "Seven and one-half basis points (7+1/2 basis points)".

         1.4. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Effective on the Effective Date, Section 7.2 of the Credit Agreement is amended to read in its entirety as follows:


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                  SECTION 7.2 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The
         Borrower will not permit its Consolidated Tangible Net Worth as of the end of any fiscal year end to be less than the sum of (a) $285,000,000, and (b) 25% of the positive net income for each completed fiscal year of the Borrower, commencing with the fiscal year beginning September 1, 1996 (there being no reduction in the event the net income for any fiscal year is a deficit).

         1.5. CONSENT TO ASSIGNMENTS. As contemplated by Section 12.9 of the Credit Agreement, the Borrower and the Agent hereby consent to the assignments to which reference is made in Preliminary Statement (2) and section 4(c) hereof.


         SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. FINANCIAL STATEMENTS, ETC. The Borrower has furnished to the Banks and the Agent complete and correct copies of (i) the audited consolidated balance sheet of the Borrower and its consolidated subsidiaries as of August 31, 1996 and the related consolidated statements of income, shareholders' equity and cash flows of the Borrower and its consolidated subsidiaries for the fiscal year then ended, all certified without qualification by its independent public accountants, and (ii) the unaudited consolidated balance sheet of the Borrower and its consolidated subsidiaries as of May 31, 1997 and the related consolidated statements of income and cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter and nine nonths then ended. All such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and cash flows for the periods then ended, subject in the case of such unaudited financial statements to the effect of normal year-end audit adjustments.

         2.2. REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         2.3. COMPLIANCE. The Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         2.4. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.


         SECTION 3. RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


         SECTION 4. CONDITIONS TO THIS AMENDMENT.

         This Amendment shall become effective if, and on the date (the "EFFECTIVE DATE"), on or before August 31, 1997, when all of the following conditions shall be satisfied:


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                  (a) EXECUTION OF AMENDMENT BY BORROWER AND AGENT. This
         Amendment shall have been executed by the Borrower and the Agent, and counterparts hereof as so executed shall have been delivered to the Agent.

                  (b) EXECUTION OF AMENDMENT BY BANKS. The Agent shall have been notified by all of the Banks whose names appear on the signature page hereof that such Banks have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).

                  (c) TRANSFER OF COMMITMENTS AND LOANS. The Banks which were original parties to the Credit Agreement but are not named in Annex A hereto shall have assigned all of their Commitments and Loans to one or more of the Banks party hereto so that, after giving effect thereto, the outstanding Syndicated Loans of the Banks party hereto shall be in the proportions reflected in such Annex.

                  (d) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties of the Borrower contained in this Amendment shall be true and correct on and as of such date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties need only have been true and correct when made.

                  (e) CERTIFIED RESOLUTIONS. The Agent shall have received, in sufficient quantity for the Agent and the Banks, certified copies of the resolutions of the Board of Directors of the Borrower, approving the Credit Agreement, this Amendment and each document contemplated hereby to which the Borrower is a party.

                  (f) INCUMBENCY CERTIFICATE. The Agent shall have received, in sufficient quantity for the Agent and the Banks, a certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to sign the documents to which the Borrower is a party which may be executed and delivered in connection herewith.

                  (g) NOTES. The Agent shall have received, for the account of the Banks party hereto, a Syndicated Note and a Bid-Option Note for each such Bank, each duly completed and executed by the Borrower.

                  (h) OPINION OF COUNSEL. The Agent shall have received, in sufficient quantity for the Agent and the Banks, an opinion letter of Berick, Pearlman & Mills Co., L.P.A., special counsel to the Borrower, dated on or prior to such date, in substantially the form attached hereto as Exhibit A, and covering such additional matters incident to the transactions contemplated hereby as the Agent or any Bank may reasonably request.

The Agent shall notify the Borrower and each Bank in writing of the Effective Date.


         SECTION 5. MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Bank and the Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any subsequent Loan shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit

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Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. Whenever reference is made in any such other document to the amount of the credit facilities provided for in the Credit Agreement, such reference shall be deemed amended to refer to the amount of the credit facilities provided for in the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Agent or any Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.


               [The balance of this page is intentionally blank.]


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         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                           A. SCHULMAN, INC.



                                           BY: /s/ B.R. Colbow
                                              --------------------------------
                                                    TITLE: Treasurer


                                           KEYBANK, NATIONAL ASSOCIATION,
                                                    INDIVIDUALLY AND AS AGENT



                                           BY: /s/ Frank J. Jancar
                                              --------------------------------
                                                    VICE PRESIDENT


                                           NBD BANK, N.A.



                                           BY: /s/ Russell H. Lieberan, Jr.
                                              --------------------------------
                                                    VICE PRESIDENT


                                           NATIONAL CITY BANK, NORTHEAST



                                           BY: /s/ Kevin O. Thompson
                                              --------------------------------
                                                   SENIOR VICE PRESIDENT


                                           MORGAN GUARANTY TRUST COMPANY
                                                    OF NEW YORK



                                           BY: /s/ Patricia P. Lunka
                                              --------------------------------
                                                    VICE PRESIDENT



                                        5

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                                     ANNEX A


Name                                   Maximum Amount             Percentage
----                                   --------------             ----------

KeyBank National Association           $50,000,000                  50%

The First National Bank
         of Chicago                    $20,000,000                  20%

National City Bank,                    $15,000,000                  15%
    Northeast

Morgan Guaranty Trust Company
    of New York                        $15,000,000                  15%